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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 21, 1995


                           PHP HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)


State or other jurisdiction of incorporation: Delaware

Commission File No.: 0-16235

I.R.S. Employer Identification No.: 54-1023168

Address of principal executive offices:   11440 Commerce Park Drive
                                          Reston, VA 22091

Registrant's telephone number, including area code: (703) 758-3600

Former name or former address, if changed since last report:  Not applicable


                               Page 1 of 215 Pages
                             Exhibit Index at Page 4

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     This Form 8-K/A amends and supplements the Current Report on Form 8-K, dated December 21, 1995 (the "Form 8-K"), filed by PHP Healthcare Corporation, a Delaware corporation (the "Company").

     Items 5 and 7 of the Form 8-K are hereby amended to read as follows:

ITEM 5. OTHER EVENTS.

     On December 21, 1995, the Company completed a private offering of $69 million in aggregate principal amount of its 6 1/2% Convertible Subordinated Debentures due 2002 (the "Debentures"). The Debentures were issued under an Indenture, dated as of December 15, 1995, between the Company and IBJ Schroder Bank & Trust Company, as Trustee (the "Indenture"). Copies of (i) the Indenture,
(ii) the Offering Memorandum, which sets forth certain information relating to the Debentures and the Company, (iii) the Registration Rights Agreement, dated December 13, 1995, between the Company and the Initial Purchasers, and (iv) the press release issued by the Company on December 21, 1995, are filed as exhibits to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits. The following exhibits are furnished as part of this report.

          Exhibit                       Description
          -------                       -----------

            4.1 Indenture dated as of December 15, 1995 between the Company and IBJ Schroder Bank & Trust Company.

            4.2 Registration Rights Agreement, dated as of December 13, 1995, between the Company and the Initial Purchasers.

            99.1         Press Release dated December 21, 1995.

            99.2 Form of Offering Memorandum of the Company, dated December 13, 1995


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHP HEALTHCARE CORPORATION



                                        By:     /s/ Anthony M. Picini
                                           ------------------------------------
                                              Name: Anthony M. Picini
                                              Title: Senior Vice President and
                                                       Chief Financial Officer


Dated: January 8, 1996



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                                  EXHIBIT INDEX


                                                                 Sequentially
                                                                   Numbered
       Exhibit                   Description                         Page
       -------                   -----------                         ----

        4.1         Indenture dated as of December 15, 1995
                    between the Company and IBJ Schroder
                    Bank & Trust Company.

        4.2         Registration Rights Agreement, dated as
                    of December 13, 1995, between the
                    Company and the Initial Purchasers.

       99.1*        Press Release dated December 21, 1995.

       99.2         Form of Offering Memorandum of the
                    Company, dated December 13, 1995.


* Previously filed


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